EXECUTION

Exhibit 10.2

SUPPLEMENTAL CONFIRMATION NO. 1

Reference is hereby made to the Confirmation entered into between Royal Bank of Canada (“Dealer”) and Newmark SPV I, LLC (“Counterparty”) on June 18, 2018 (the “Confirmation”). This Supplemental Confirmation No. 1 (this “Supplemental Confirmation”) shall be a “Supplemental Confirmation” within the meaning of the Confirmation, and shall supplement, form part of and be subject to the Confirmation. All provisions contained in the Confirmation govern this Supplemental Confirmation except as expressly modified below.

The parties hereto hereby agree to enter into an Additional Tranche with the terms set forth below:

Trade Date:	September 25, 2018

Share Reference Price:	USD 87.68

Forward Floor Price:	100% of the Share Reference Price

Initial Amount:	USD 16,711,298.66

Preferred Units:	The “Series C Exchangeable Preferred Units” of Newmark Partners, L.P., as defined in the Newmark LPA (as amended and/or supplemented on or prior to the Trade Date), purchased by Dealer pursuant to the Parent Agreement (as amended and/or supplemented on or prior to the Trade Date).

Optional Settlement Period:	The 365-day period beginning on, and including November 30, 2021

First Possible Optional Settlement Date:	November 30, 2021

Number of Shares:	2,976,741 in the aggregate for all Tranches

Number of Components:	10

Component Number of Shares:	As set forth below:

Component Number:	Component Number of Shares:
1	99,225
2	99,225
3	99,225
4	99,225
5	99,225
6	99,225
7	99,225
8	99,225
9	99,225
10	99,222

Additionally, with respect to the Additional Tranche contemplated in this Supplemental Confirmation, the parties hereby acknowledge and agree as follows:

EXECUTION

(a) all references in the Confirmation to “Assignment Agreement”, “Newmark LPA” and “Parent Agreement” shall mean the following, but solely as such references relate to the Additional Tranche set forth in this Supplemental Confirmation:

“Assignment Agreement” means the 2018-2 Assignment and Transfer Agreement effective as of September 25, 2018, by and between Newmark Partners, L.P. and Counterparty.

“Newmark LPA” means the Third Amended and Restated Agreement of Limited Partnership of Newmark Partners, L.P. dated as of September 26, 2018, as amended and/or supplemented from time to time.

“Parent Agreement” means the 2018-2 Parent Agreement, dated as of September 25, 2018, by and among Newmark Group, Inc., Newmark Partners, L.P. and Dealer relating to the Transaction and the Preferred Units, as amended and/or supplemented from time to time.

(b) The last sentence of the “Calculation Agent Adjustment” provision in the Confirmation which reads “For the avoidance of doubt, the Calculation Agent shall have no right to terminate the Transaction as a result of a Merger Event” is hereby changed to read “For the avoidance of doubt, the Calculation Agent shall not have the ability to terminate the Transaction as contemplated in subsection (ii) of Section 12.2(d) of the Equity Definitions.”

(c)    Notwithstanding Section 7 of the Agreement to the contrary, Dealer shall be permitted to novate its rights and obligations under this Supplemental Confirmation (in whole and not in part), without the consent of Counterparty, to a Permitted Transferee, upon prior written notice to Counterparty. Any such novation shall be documented using an ISDA standard Novation Agreement or Novation Confirmation, and Counterparty and the Permitted Transferee shall document such novation by execution of documentation for the novated Transaction substantially similar in form and substance to the Confirmation, as modified by this Supplemental Confirmation as it applies to the novated Tranche. For purposes hereof, the term “Permitted Transferee” shall mean Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A., Credit Suisse A.G., Nomura International plc, Société Générale, UBS AG and Goldman Sachs Bank USA (or any Affiliate thereof which has a long-term, unsecured debt rating that is equal to or better than the named entity at the time of novation or the obligations of which are otherwise guaranteed by the named entity, which guaranty shall be in form and substance reasonably acceptable to Counterparty).

(d) The phrase “Newmark LPA as in effect on the date hereof” each place it appears in the Agreement is changed to “Newmark LPA as in effect on the Closing Date as defined in the Parent Agreement.”

This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

EXECUTION

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Counterparty with respect to the transaction evidenced hereby, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Structured Derivatives Documentation Department, seddoc@rbccm.com.

Yours faithfully,

RBC Capital Markets LLC as agent for
ROYAL BANK OF CANADA

By:	/s/ Shane Didier
Name: Shane Didier
Title: Senior Analyst

Agreed and Accepted By:

NEWMARK SPV I, LLC

By:	/s/ Michael Rispoli
Name: Michael Rispoli
Title: CFO

Supplemental Confirmation Agreement

EXECUTION

SUPPLEMENTAL CONFIRMATION NO. 2

Reference is hereby made to the Confirmation entered into between Royal Bank of Canada (“Dealer”) and Newmark SPV I, LLC (“Counterparty”) on June 18, 2018 (the “Confirmation”). This Supplemental Confirmation No. 2 (this “Supplemental Confirmation”) shall be a “Supplemental Confirmation” within the meaning of the Confirmation, and shall supplement, form part of and be subject to the Confirmation. All provisions contained in the Confirmation govern this Supplemental Confirmation except as expressly modified below.

The parties hereto hereby agree to enter into an Additional Tranche with the terms set forth below:

Trade Date:	September 25, 2018

Share Reference Price:	USD 87.68

Forward Floor Price:	100% of the Share Reference Price

Initial Amount:	USD 20,013,057.55

Preferred Units:	The “Series D Exchangeable Preferred Units” of Newmark Partners, L.P., as defined in the Newmark LPA (as amended and/or supplemented on or prior to the Trade Date), purchased by Dealer pursuant to the Parent Agreement (as amended and/or supplemented on or prior to the Trade Date).

Optional Settlement Period:	The 365-day period beginning on, and including November 30, 2022

First Possible Optional Settlement Date:	November 30, 2022

Number of Shares:	3,968,988 in the aggregate for all Tranches

Number of Components:	10

Component Number of Shares:	As set forth below:

Component Number:	Component Number of Shares:
1	99,225
2	99,225
3	99,225
4	99,225
5	99,225
6	99,225
7	99,225
8	99,225
9	99,225
10	99,222

Additionally, with respect to the Additional Tranche contemplated in this Supplemental Confirmation, the parties hereby acknowledge and agree as follows:

EXECUTION

(a) all references in the Confirmation to “Assignment Agreement”, “Newmark LPA” and “Parent Agreement” shall mean the following, but solely as such references relate to the Additional Tranche set forth in this Supplemental Confirmation:

“Assignment Agreement” means the 2018-2 Assignment and Transfer Agreement, effective as of September 25, 2018, by and between Newmark Partners, L.P. and Counterparty.

“Newmark LPA” means the Third Amended and Restated Agreement of Limited Partnership of Newmark Partners, L.P. dated as of September 26, 2018, as amended and/or supplemented from time to time.

“Parent Agreement” means the 2018-2 Parent Agreement, dated as of September 25, 2018, by and among Newmark Group, Inc., Newmark Partners, L.P. and Dealer relating to the Transaction and the Preferred Units, as amended and/or supplemented from time to time.

(b) The last sentence of the “Calculation Agent Adjustment” provision in the Confirmation which reads “For the avoidance of doubt, the Calculation Agent shall have no right to terminate the Transaction as a result of a Merger Event” is hereby changed to read “For the avoidance of doubt, the Calculation Agent shall not have the ability to terminate the Transaction as contemplated in subsection (ii) of Section 12.2(d) of the Equity Definitions.”

(c) Notwithstanding Section 7 of the Agreement to the contrary, Dealer shall be permitted to novate its rights and obligations under this Supplemental Confirmation (in whole and not in part), without the consent of Counterparty, to a Permitted Transferee, upon prior written notice to Counterparty. Any such novation shall be documented using an ISDA standard Novation Agreement or Novation Confirmation, and Counterparty and the Permitted Transferee shall document such novation by execution of documentation for the novated Transaction substantially similar in form and substance to the Confirmation, as modified by this Supplemental Confirmation as it applies to the novated Tranche. For purposes hereof, the term “Permitted Transferee” shall mean Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A., Credit Suisse A.G., Nomura International plc, Société Générale, UBS AG and Goldman Sachs Bank USA (or any Affiliate thereof which has a long-term, unsecured debt rating that is equal to or better than the named entity at the time of novation or the obligations of which are otherwise guaranteed by the named entity, which guaranty shall be in form and substance reasonably acceptable to Counterparty).

(d) The phrase “Newmark LPA as in effect on the date hereof” each place it appears in the Agreement is changed to “Newmark LPA as in effect on the Closing Date as defined in the Parent Agreement.”

This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

EXECUTION

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Counterparty with respect to the transaction evidenced hereby, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Structured Derivatives Documentation Department, seddoc@rbccm.com.

Yours faithfully,

RBC Capital Markets LLC as agent for
ROYAL BANK OF CANADA

By:	/s/ Shane Didier
Name: Shane Didier
Title: Senior Analyst

Agreed and Accepted By:

NEWMARK SPV I, LLC

By:	/s/ Michael Rispoli
Name: Michael Rispoli
Title: CFO

Supplemental Confirmation Agreement